Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

           THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 22, 2005, is by and among HNI CORPORATION, an Iowa corporation (the "Borrower"),those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto (the "Guarantors"), the Lenders party hereto (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the "Administrative Agent").

WITNESSETH

           WHEREAS, the Borrower, the Guarantors, the lenders from time to time party thereto (the "Lenders"), and the Administrative Agent have entered into that certain Credit Agreement dated as of January 28, 2005 (as amended, restated, amended and restated, modified, supplemented or otherwise modified through the date hereof, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement);

           WHEREAS, the Borrower has decided to increase the Aggregate Revolving Committed Amount by an aggregate amount of $150,000,000 pursuant to the terms of Section 2.5 of the Credit Agreement;

           WHEREAS, the Borrower has requested a one year extension of the Maturity Date and certain other amendments to the Credit Agreement as described herein; and

          WHEREAS, the Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1	New Definition. The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

"First Amendment Effective Date" shall mean December 22, 2005.

1.2	Existing Definitions.

(a) The definition of "Aggregate Revolving Committed Amount" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Aggregate Revolving Committed Amount" means the aggregate amount of Commitments in effect from time to time, being as of the First Amendment
Effective Date THREE HUNDRED MILLION DOLLARS ($300,000,000) (as such amount may be increased as provided in Section 2.5 or reduced as provided in Section 2.9 from time to time).

(b) The definition of "Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Maturity Date" means, as to each Lender, the sixth anniversary of the Closing Date.

1.3	Schedule 2.1(a). Schedule 2.1(a) to the Credit Agreement and the Register shall be deemed updated on the First Amendment Effective Date to replace the

Revolving Committed Amount, Revolving Commitment Percentage, LOC Committed Amount, and LOC Commitment Percentage for each Revolving Lender with the Revolving Committed Amount, Revolving Commitment Percentage, LOC Committed Amount, and LOC Commitment Percentage for such Revolving Lender as set forth on Schedule A hereto.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1	Closing Conditions.

This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

	(a)	Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties, the Lenders and the Administrative Agent.

	(b)	Authority Documents.

	(i)	Credit Party Certificates. A certificate for each Credit Party, certified by an officer of such Credit Party as of the First Amendment Effective Date,

certifying that the (i) articles of incorporation, partnership agreement or other charter documents of such Credit Party, (ii) resolutions of the board of directors or other comparable governing body of such Credit Party authorizing the execution and delivery hereof, and (iii) the bylaws or other operating agreement of such Credit Party, which were delivered to the Administrative Agent in connection with the closing of the Credit Agreement, have not been rescinded or modified, have been in full force and effect since the Closing Date and are in full force and effect as of the First Amendment Effective Date.

(ii) Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation and each other state in which such Credit Party is qualified to do business.
(iii) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the First Amendment Effective Date.

	(c)	Legal Opinions of Counsel. The Administrative Agent shall have received opinions of legal counsel for the Credit Parties, dated the First

Amendment Effective Date and addressed to the Administrative Agent and the Lenders, which opinions shall provide, among other things, that this Amendment has been duly authorized, executed and delivered by each of the Credit Parties, this Amendment is a valid, binding and enforceable obligation of the Credit Parties and the execution and delivery of this Amendment by the Credit Parties and the consummation of the transactions contemplated thereby will not violate the corporate instruments and material agreements of the Credit Parties, and shall otherwise be in form and substance acceptable to the Administrative Agent and the Lenders.

	(d)	Officer's Certificate. The Administrative Agent shall have received an officer's certificate, in form and substance reasonably satisfactory to the

Administrative Agent demonstrating that, after giving effect to the Amendment and the Additional Revolving Loans, the Borrower will be in compliance with the financial covenants set forth in Section 5.9 of the Credit Agreement.

	(e)	Fees and Expenses. The Administrative Agent and the Lenders shall have received from the Borrower the aggregate amount of fees and expense payable in connection with the consummation of the transactions contemplated hereby.

	(f)	Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III MISCELLANEOUS

3.1	Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2	Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

	(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

	(b)	This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations,

enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

	(c)	No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

	(d)	After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or which are contained in any certificate furnished at any time under or in connection with the Credit Agreement are true and correct as of the First Amendment Effective Date (except for those which expressly relate to an earlier date).

	(e)	After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

	(f)	The Credit Party Obligations are not reduced by this Amendment.

	(g)	The proceeds of the Additional Revolving Loans will be used to finance capital expenditures and working capital and other general corporate purposes, including Permitted Investments.

	(h)	After giving effect to this Amendment, (i) the sum of the aggregate principal Dollar Amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations plus Competitive Loans do not exceed the Aggregate Revolving Committed Amount, (ii) the LOC Obligations do not exceed the LOC Committed Amount and (iii) the Swingline Loans do not exceed the Swingline Commitment.

3.3	Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement (as amended) and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4	Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement and shall be subject to the terms and conditions thereof.

3.5	Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6	Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7	No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, by it against the Administrative Agent, the Lenders, or the Administrative Agent's or the Lenders' respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

3.8	GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT
SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.9	Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.10	Acknowledgement of Borrower. The Borrower acknowledges that it is exercising its right under Section 2.5 of the Credit Agreement to increase the Aggregate Revolving Committed Amount in the aggregate amount of $150,000,000 and that the modifications in Section 1.2 of this Amendment reflect such increase to the Aggregate Revolving Committed Amount.

3.11	Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent's legal counsel.
3.12	Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
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HNI CORPORATION FIRST AMENDMENT TO CREDIT AGREEMENT

            IN WITNESS WHEREOF the Borrower, the Guarantors, the Lenders and the Administrative Agent have caused this Amendment to be duly executed on the date first above written.

BORROWER:	HNI CORPORATION, an Iowa corporation By: /s/ Melinda C. Ellsworth
Name: Melinda C. Ellsworth
Title: Vice President, Treasurer and Investor Relations

GUARANTORS:	THE HON COMPANY ALLSTEEL INC. HEARTH & HOME TECHNOLOGIES INC. PAOLI INC. RIVER BEND CAPITAL CORPORATION By: /s/ Melinda C. Ellsworth
Name: Melinda C. Ellsworth
Title: Vice President and Treasurer

LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, individually in its capacity as a Lender and in its capacity as Administrative Agent By: /s/ Richard E. Anglin III
Name: Richard E. Anglin III
Title: Vice President
SUNTRUST BANK, as a Lender By: /s/ Daniel S. Komitor
Name: Daniel S. Komitor
Title: Director
BANK OF AMERICA, N.A., individually in its capacity as a Lender and in its capacity as Syndication Agent By: /s/ Charles R. Dickerson
Name: Charles R. Dickerson
Title: Managing Director

WELLS FARGO BANK, N.A., individually in its capacity as a Lender and in its capacity as Documentation Agent By: /s/ Elizabeth M. Emde
Name: Elizabeth M. Emde
Title: A.V.P.
NATIONAL CITY BANK OF THE MIDWEST, as a Lender By: /s/ Richard M. Sems
Name: Richard M. Sems
Title: Senior Vice President
BNP PARIBAS, individually in its capacity as a Lender and in its capacity as Documentation Agent By: /s/ Jo Ellen Bender
Name: Jo Ellen Bender
Title: Managing Director
By: /s/ Gaye Plunkett
Name: Gaye Plunkett
Title: Vice President
HARRIS N.A., as a Lender By: /s/ George Dluhy
Name: George Dluhy
Title: Director

Schedule A

Schedule 2.1(a)

SCHEDULE OF LENDERS AND
COMMITMENTS

Lender	Revolving Committed Amount	Revolving Commitment Percentage	LOC Committed Amount	LOC Commitment Percentage
Wachovia Bank, National Association	$ 60,000,000.00	20.000000000%	$10,000,000.00	20.000000000%
Bank of America, N.A.	$ 50,000,000.00	16.666666666%	$ 8,333,333.34	16.666666666%
Wells Fargo Bank, N.A.	$ 45,000,000.00	15.000000000%	$ 7,500,000.00	15.000000000%
BNP Paribas	$ 45,000,000.00	15.000000000%	$ 7,500,000.00	15.000000000%
Harris Trust & Savings Bank	$ 40,000,000.00	13.333333333%	$ 6,666,666.66	13.333333333%
National City Bank of the Midwest	$ 30,000,000.00	10.000000000%	$ 5,000,000.00	10.000000000%
SunTrust Bank	$ 30,000,000.00	10.000000000%	$ 5,000,000.00	10.000000000%
Total	$300,000,000.00	100%	$50,000,000.00	100%